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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 1999

     PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP, A California Limited
                                  Partnership
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             (Exact name of Registrant as specified in its charter)

California                                  0-14271           94-2949474
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(State or other jurisdiction               (Commission      (I.R.S. Employer
of incorporation or organization)          File Number)    Identification No.)

One Seaport Plaza, New York, NY 10292-0128
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.

   Prudential-Bache Properties, Inc. and Glenborough Corporation and Robert Batinovich, as general partners of Prudential-Bache/Equitec Real Estate Partnership (the 'Partnership'), have completed the liquidation of the Partnership's remaining assets. On December 2, 1999, the Partnership made a final liquidating distribution of $23.77 per Unit to Unitholders. This distribution represented the remaining cash of the Partnership after the sale of its properties and after payment of its remaining liabilities. As the distribution of this amount to the Unitholders of the Partnership represented the final step in the liquidation of the Partnership, the general partners terminated the Partnership effective December 8, 1999.

Item 7. Financial Statements and Exhibits.

   (c) Exhibit 99 Letter to Unitholders of Prudential-Bache/Equitec Real Estate Partnership.
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential-Bache/Equitec Real Estate Partnership,
A California Limited Partnership

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

    By: /s/ Eugene D. Burak                    Date: December 8, 1999
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    Eugene D. Burak
    Vice President
    Chief Accounting Officer for the Registrant

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